EXHIBIT 31.1

CERTIFICATION PURSUANT TO
RULE 13A-14 OR 15A-14 OF THE SECURITIES AND EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark R. Patterson, certify that:

1.   I have reviewed this quarterly report on Form 10-Q/A of Boomerang Systems, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: December 14, 2011
/s/ Mark R. Patterson
Mark R. Patterson
Principal Executive Officer